Barings Corporate Investors

Report for the Three Months Ended March 31, 2023

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solution, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
April 30, 2023

We are pleased to present the March 31, 2023 Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE
The Board of Trustees declared a quarterly dividend of $0.32 per share, payable on June 9, 2023, to shareholders of record on May 31, 2023. This represents an increase of $0.04 per share or 14.2% over the previous dividend of $0.28 per share and the third consecutive quarterly increase. This represents the highest quarterly dividend payment in the past ten years. The Trust earned $0.43 per share of net investment income, net of taxes, for the first quarter of 2023, compared to $0.29 per share in the previous quarter. The increase in net investment income was predominantly due to higher interest rates as well as the repayment of past due income ($0.07 per share) from an investment previously on non-accrual.

	March 31, 2023(1)(2)	December 31, 2022(1)	% Change
Quarterly Dividend per share(3)	$0.32	$0.28	14.2%
Net Investment Income(4)	$8,649,221	$5,895,098	46.7%
Net Assets	$341,416,574	$331,638,699	2.9%
Net Assets per share(5)	$16.85	$16.37	2.9%
Share Price	$14.15	$13.96	1.4%
Dividend Yield at Share Price	9.0%	8.0%	12.5%
(Discount) / Premium	(16.0)%	(14.7)%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 9, 2023
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,261,719

•Quarterly total return at March 31, 2023 and December 31, 2022 were 2.9% and 1.9%, respectively. Longer term, the Trust returned 6.4%, 12.1%, 9.3%, 10.0%, and 11.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was (17.8)%, (11.9)%, (6.7)% and 0.9%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 3.6% and 3.1% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2023, employed more than 60 professionals and had commitments of over $25 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. In the third quarter of 2022, Pitchbook ranked NAPF the #2 most active lender to private equity-owned U.S. companies. Additionally, NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.04% since inception.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.12x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 30 different industries across 181 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 13% of the market value of the Trust was equity, generating ~$20.5 million ($1.01 per share) in unrealized appreciation as of March 31, 2023.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed five new private placement investments and 14 add-on investments to existing portfolio companies during the first quarter of 2023. The total amount invested by the Trust in these transactions was $10.9 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $8.9 million or 2.3% of total assets, in addition to a low leverage profile at 0.12x as of March 31, 2023. Given the migration of the portfolio towards more senior secured investments, the Trust arranged for a $30.0 million committed revolving credit facility with MassMutual (See Note 4). This facility, coupled with the current cash balance provides nearly $39.0 million of liquidity to support our current portfolio companies as well as invest in new portfolio companies.

The Trust’s recently announced dividend of $0.32 per share is the third consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors
Portfolio Composition as of 03/31/23*

Public Bank Loans
1.8%
Public Debt
0.4%
Cash & Short-Term
Investments
2.3%
Public Equity
—%
Private Debts
7.5%
Private / Restricted
Equity
12.8%
Private Bank Loans
75.2%

Cash & Short-Term Investments 2.3%
Fixed Rate 12.8%
Equity 14.9%
Floating Rate 69.9%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$18,708
$14,944
4/1/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2023	1 Year	5 Year	10 Year
Barings Corporate Investors	0.33%	6.30%	6.46%
Bloomberg Barclays U.S. Corporate High Yield Index	-3.34%	3.21%	4.10%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

Barings Corporate Investors
In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on our cost of capital and net investment income cannot yet be determined definitively. All of our loan agreements with our portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
March 31, 2023
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$348,511,527
(Cost - $ 344,943,769)
Corporate restricted securities - rule 144A securities at fair value	12,864,466
(Cost - $ 13,540,938)
Corporate public securities at fair value	8,310,781
(Cost - $ 9,242,004)

Total investments (Cost - $ 357,726,711)	369,686,774
Cash	8,856,797
Foreign currencies (Cost - $ 14,922)	13,940
Dividend and interest receivable	4,578,340
Receivable for investments sold	298,390
Deferred financing fees	65,458
Other assets	130,977
Total assets	383,630,676

Liabilities:
Note payable	30,000,000
Credit facility	10,000,000
Investment advisory fee payable	1,066,927
Deferred tax liability	848,145
Interest payable	170,059
Accrued expenses	128,971
Total liabilities	42,214,102
Commitments and Contingencies (See Note 7)
Total net assets	$341,416,574
Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	277,870,328
Total distributable earnings	43,284,527
Total net assets	$341,416,574
Common shares issued and outstanding (28,054,782 authorized)	20,261,719
Net asset value per share	$16.85

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the three months ended March 31, 2023
(Unaudited)

Investment Income:
Interest	$10,482,470
Dividends	3,739
Other	57,239
Total investment income	10,543,448
Expenses:
Investment advisory fees	1,066,927
Interest and other financing fees	570,799
Trustees’ fees and expenses	102,600
Professional fees	96,051
Reports to shareholders	69,000
Custodian fees	8,400
Other	25,206
Total expenses	1,938,983
Investment income - net	8,604,465
Income tax, including excise tax expense	(44,757)
Net investment income after taxes	8,649,222
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(251,116)
Income tax benefit	11,079
Net realized loss on investments after taxes	(240,037)
Net increase in unrealized appreciation of investments before taxes	1,431,234
Net increase in unrealized appreciation of foreign currency translation before taxes	16
Net increase in deferred income tax expense	(62,560)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	1,368,690
Net gain on investments and foreign currency	1,128,653
Net increase in net assets resulting from operations	$9,777,875

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the three months ended March 31, 2023
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	(12,073,947)
Proceeds from disposition of portfolio securities	12,873,450
Interest, dividends and other income received	9,002,516
Interest expenses paid	(590,951)
Operating expenses paid	(1,287,442)
Income taxes paid	(594,165)
Net cash provided by operating activities	7,329,461
Cash flows from financing activities:
Repayments under credit facility	(6,000,000)
Cash dividends paid from net investment income	(5,673,281)
Financing fees paid	(11,318)
Net cash used for financing activities	(11,684,599)
Net decrease in cash & foreign currencies	(4,355,138)
Cash & foreign currencies - beginning of period	13,225,859
Effects of foreign currency exchange rate changes on cash and cash equivalents	16
Cash & foreign currencies - end of period	$8,870,737
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$9,777,875
Increase in investments	(2,564,208)
Decrease in interest receivable	505,227
Decrease in receivable for investments sold	80,260
Decrease in other assets	57,174
Decrease in tax payable	(650,000)
Increase in deferred tax liability	62,559
Increase in investment advisory fee payable	30,556
Decrease in interest payable	(20,152)
Increase in accrued expenses	50,186
Total adjustments to net assets from operations	(2,448,398)
Effects of foreign currency exchange rate changes on cash and cash equivalents	(16)
Net cash provided by operating activities	$7,329,461

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the three months ended 03/31/2023 (Unaudited)	For the year ended 12/31/2022
Increase in net assets:
Operations:
Investment income - net	$8,649,222	$20,841,812
Net realized loss on investments and foreign currency after taxes	(240,037)	(689,783)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	1,368,690	(5,887,481)

Net increase in net assets resulting from operations	9,777,875	14,264,548

Dividends to shareholders from:
Net investment income	—	(17,814,328)
Net realized gains	—	(2,852,625)

Total increase / (decrease) in net assets	9,777,875	(6,402,405)

Net assets, beginning of period/year	331,638,699	338,041,104

Net assets, end of period/year	$341,416,574	$331,638,699

See Notes to Consolidated Financial Statements 9

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2023 (Unaudited)	For the years ended December 31,
		2022	2021	2020	2019	2018
Net asset value: Beginning of period / year	$16.37	$16.68	$15.04	$15.24	$14.50	$15.22
Net investment income (a)	0.43	1.03	0.93	1.20	1.11	1.21
Net realized and unrealized gain / (loss) on investments	0.05	(0.32)	1.67	(0.44)	0.82	(0.73)
Total from investment operations	0.48	0.71	2.60	0.76	1.93	0.48
Dividends from net investment income to common shareholders	—	(0.88)	(0.96)	(0.96)	(1.20)	(1.20)
Dividends from realized gain on investments to common shareholders	—	(0.14)	—	—	—	—
Increase from dividends reinvested	—	—	—	—	0.01	—
Total dividends	—	(1.02)	(0.96)	(0.96)	(1.19)	(1.20)
Net asset value: End of period / year	$16.85	$16.37	$16.68	$15.04	$15.24	$14.50
Per share market value: End of period / year	$13.85	$13.96	$15.98	$13.18	$16.86	$14.70
Total investment return
Net asset value (b)	2.93%	4.34%	17.57%	5.36%	13.71%	3.17%
Market value (b)	1.36%	(5.66%)	29.13%	(15.95%)	23.77%	4.54%
Net assets (in millions): End of period / year	$341.42	$331.64	$338.04	$304.68	$308.25	$291.24
Ratio of total expenses to average net assets (c)	2.27% (d)	2.33%	2.78%	1.53%	2.33%	2.87%
Ratio of operating expenses to average net assets	1.65% (d)	1.58%	1.61%	1.54%	1.57%	1.71%
Ratio of interest expense to average net assets	0.69% (d)	0.51%	0.33%	0.35%	0.35%	0.35%
Ratio of income tax expense to average net assets	(0.07%) (d)	0.24%	0.84%	(0.36)%	0.42%	0.81%
Ratio of net investment income to average net assets	10.44% (d)	6.17%	5.84%	8.17%	7.41%	8.00%
Portfolio turnover	3%	12%	45%	33%	21%	48%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the three months ended 03/31/2023 (Unaudited)	For the years ended December 31,
Senior borrowings:		2022	2021	2020	2019	2018
Total principal amount (in millions)	$40	$46	$38	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$9,535	$8,210	$9,896	$11,156	$11,275	$10,708

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.80% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$4,874,316	*	$4,833,927	$4,874,316
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.77% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$978,377	04/05/22	917,337	888,500
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	13,129
			934,842	901,629
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	119,716
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	30,876
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	150,592
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
9.93% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$498,958	11/01/22	403,888	405,646

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.66% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$3,387,097	04/06/21	3,329,796	3,282,097
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	180,368
			3,442,699	3,462,465
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	507,649

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
9.91% First Lien Term Loan due 11/02/2027 (LIBOR + 5.250%) (G)	$1,986,364	11/02/21	1,046,883	1,056,269

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.17% Term Loan due 11/22/2028 (SOFR + 6.500%) (G)	$482,823	12/01/22	$404,625	$404,599
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	17,974
			422,625	422,573
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.91% Term Loan due 07/15/2027 (SOFR + 5.000%) (G)	$894,360	07/15/22	836,683	838,045
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	28,529
			859,125	866,574
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,830,770	11/19/15	1,830,657	1,587,278
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	20,277
			2,055,957	1,607,555
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
8.98% Term Loan due 10/31/2025 (LIBOR + 4.250%)	$2,321,924	11/08/19	2,306,798	2,321,924

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.16% Term Loan due 10/31/2024 (LIBOR + 5.000%)	$3,638,500	10/30/18	3,619,278	3,565,730

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	425,300
Common Stock (B)	425 shs.	08/17/15	425	531,912
			425,300	957,212
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.84% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	875,804	880,909
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	95,663
			966,804	976,572
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.09% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$2,795,569	11/30/21	2,079,070	2,091,430
12.00% HoldCo PIK Note due 05/19/2028	$687,916	11/30/21	678,583	675,533
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	80,321
			2,847,397	2,847,284

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	$114,894	$35,043
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	13,646
			160,380	48,689
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	365 shs.	07/18/22	361,055	370,884

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.85% Term Loan due 10/14/2027 (LIBOR + 5.750%)	$2,937,401	10/14/21	2,915,136	2,912,569
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	318,800
			3,147,837	3,231,369
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.41% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,683,308	10/03/18	1,677,252	1,683,308

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.83% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,178,069	05/14/18	2,164,712	2,075,699

Cadent, LLC
A provider of advertising solutions driven by data and technology.
11.41% Term Loan due 09/07/2023 (LIBOR + 6.250%)	$1,809,277	09/04/18	1,802,936	1,789,375
11.66% Term Loan due 09/11/2023 (LIBOR + 6.500%)	$685,543	07/13/22	669,624	669,889
			2,472,560	2,459,264
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.41% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$4,954,715	12/13/21	4,402,519	4,324,671

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.96% Term Loan due 12/27/2027 (LIBOR + 6.000%) (G)	$1,955,686	12/28/21	1,820,292	1,792,539
Limited Liability Company Unit (B) (F)	48,032 uts.	07/22/22	50,662	49,713
			1,870,954	1,842,252

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.38% Term Loan due 03/10/2029 (SOFR + 5.500%) (G)	$1,696,970	03/20/23	$1,161,493	$1,161,213
Limited Liability Company Unit (B)	606,358 uts.		293,969	294,151
			1,455,462	1,455,364
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
13.00% Term Loan due 07/14/2028 (SOFR + 5.500%) (G)	$1,248,790	07/18/22	1,088,354	1,091,272
11.00% HoldCo PIK Note 07/14/2029	$256,191	07/18/22	251,392	251,777
			1,339,746	1,343,049
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.86% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,319,355	01/29/21	3,271,978	3,298,747
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	169,919
			3,384,881	3,468,666
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
9.51% Term Loan due 12/28/2027 (LIBOR + 4.750%) (G)	$1,860,981	02/14/22	1,665,454	1,644,500
9.73% Incremental Term Loan due 02/14/2028 (SOFR + 4.850%)	$212,810	12/30/22	206,739	206,958
Preferred Stock (B)	55 shs.	02/14/22	55,101	102,999
			1,927,294	1,954,457
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.56% Term Loan due 04/17/2027 (LIBOR + 7.750%, 10.00% Cash)	$4,124,247	*	4,051,336	4,056,425
Limited Liability Company Unit B (B)	13,449 uts.	04/23/20	—	84,059
* 04/23/20, 10/30/20 and 11/18/20.			4,051,336	4,140,484

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,649,953	04/15/22	2,611,730	2,594,304
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	1,146,840
			3,486,730	3,741,144
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.57% Term Loan due 04/19/2028 (SOFR + 5.750%) (G)	$1,467,982	04/15/22	1,333,514	1,338,273

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.83% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,202,955	01/30/20	$1,194,119	$1,158,445
Limited Liability Company Unit (B) (F)	2,575 uts.	*	103,121	30,540
* 01/30/2020 and 03/05/21.			1,297,240	1,188,985

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.41% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,853,393	12/22/20	2,817,927	2,730,697

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.84% First Lien Term Loan due 09/30/2028 (SOFR + 6.000%) (G)	$478,838	11/02/22	372,690	373,395
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	20,000
			391,921	393,395
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.86% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$3,150,000	12/29/21	2,339,174	2,349,788
Common Stock (B)	4,483 shs.	12/29/21	190,909	177,855
			2,530,083	2,527,643
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	411,558
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.91% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$3,300,798	10/01/21	3,251,271	3,267,790
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	139,864
			3,400,207	3,407,654
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.16% First Lien Term Loan due 07/01/2027 (LIBOR + 6.000%) (G)	$3,483,673	07/20/21	3,128,129	3,129,887

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.86% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$3,407,080	11/22/21	$3,357,615	$3,342,345
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	113,591
			3,450,535	3,455,936
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
4.84% Term Loan due 02/28/2030 (LIBOR + 0.000%)	$1,923,077	03/01/23	1,866,084	1,865,385
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	576,923
			2,443,007	2,442,308
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.66% Term Loan due 12/30/2027 (LIBOR + 5.500%) (G)	$1,976,825	12/30/21	1,799,512	1,807,738

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
10.89% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$2,570,561	04/19/21	2,429,167	2,448,269

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	395,495

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.39% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$1,449,916	09/14/21	1,428,293	1,435,873

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,771,584	06/30/17	2,765,073	2,771,584
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,783,284
			3,571,989	4,554,868
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
14.58% Term Loan due 12/15/2025 (LIBOR + 9.424%)	$2,040,600	02/09/21	2,029,198	2,035,801

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.84% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$3,024,978	11/05/21	$2,037,223	$2,088,941

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	499,204
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,993,752

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.38% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	935,497	939,101
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	66,909
			1,002,760	1,006,010
Follett School Solutions
A provider of software for K-12 school libraries.
10.61% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$3,425,901	08/31/21	3,372,871	3,393,544
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	27,057
LP Interest (B) (F)	406 uts.	08/30/21	4,063	6,154
			3,394,799	3,426,755
Fortis Payments, LLC
A payment service provider operating in the payments industry.
10.25% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	$998,425	10/31/22	607,361	606,931

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.91% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$3,242,969	05/21/21	2,087,481	2,149,219
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	275,145
			2,306,231	2,424,364
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	346,215
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	346,215

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	$1,559,055	$2,038,319
Common Stock (B)	2,835 shs.	03/27/13	283,465	31,238
			1,842,520	2,069,557
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.14% Term Loan due 04/27/2027 (LIBOR + 6.000%)	$4,786,525	*	4,774,995	4,709,940
10.43% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$98,699	04/27/21	97,359	95,935
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	169,557
* 12/19/17 and 04/16/19.			5,078,648	4,975,432

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	239,249
Limited Liability Company Unit Common Class A (B)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	239,249

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$3,995,541	11/17/21	3,832,799	3,848,010

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	499,111

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.91% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$1,748,183	03/26/21	1,724,901	1,603,084

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.58% Term Loan due 07/07/2025 (SOFR + 8.750%) (G)	$1,802,020	07/27/22	$1,134,195	$1,106,651
13.48% Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$195,594	02/15/23	490,890	490,126
			1,625,085	1,596,777
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
11.16% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$797,884	04/05/22	784,629	648,679

IM Analytics Holdings, LLC (d.b.a. Noise & Vibration)
A provider of test and measurement equipment used for vibration, noise, and shock testing.
11.49% Term Loan due 11/22/2023 (LIBOR + 6.600%)	$908,360	11/21/19	906,880	893,826
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			906,880	893,826
i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
13.90% Term Loan due 03/31/2027 (SOFR + 8.645%)	$745,823	04/15/22	736,804	738,220
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	113,052
			854,566	851,272
JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.34% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$1,400,066	05/04/21	1,374,096	1,327,262

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.60% First Lien Term Loan due 12/20/2027 (LIBOR + 5.500%) (G)	$2,523,207	02/28/22	2,153,074	2,099,472
10.55% Term Loan due 02/28/2029 (SOFR + 5.750%)	548,524	03/16/23	532,189	532,068
Common Stock (B) (F)	768 shs.	02/28/22	76,794	127,831
			2,762,057	2,759,371
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.12% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$2,568,422	11/18/20	1,715,569	1,718,797
10.12% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$832,547	11/08/21	490,971	494,843
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	38,701
			2,247,649	2,252,341
Kings III
A provider of emergency phones and monitoring services.
10.55% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$998,159	08/31/22	752,077	753,969

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.53% Term Loan due 12/23/2027 (LIBOR + 4.750%) (G)	$3,462,039	02/07/22	$2,957,696	$2,969,146
Limited Liability Company Unit (B) (F)	9,186 uts.	02/07/22	9,186	12,677
			2,966,882	2,981,823
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
11.11% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$4,915,988	*	4,852,426	4,860,091
* 12/22/2020 and 09/09/2021

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
11.35% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,244,809	07/14/22	1,203,638	1,157,106

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2024 (D)	$1,259,914	01/15/10	1,212,363	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2024 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.55% First Lien Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,250,862	02/24/22	1,227,466	1,229,923

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2023 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
10.38% First Lien Term Loan due 11/22/2025 (LIBOR + 5.500%)	$1,003,755	11/25/19	994,731	1,003,755

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	$25,184	$—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	167,127
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	167,127

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.45% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$2,364,000	08/09/21	2,329,664	2,059,044
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	64,000
			2,529,664	2,123,044
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
0.00% Second Lien Term Loan due 06/23/2027	$1,215,737	06/27/22	1,196,786	1,197,591
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	783,958
			2,020,315	1,981,549
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.21% Incremental Term Loan due 08/21/2026 (LIBOR + 5.500%)	$1,630,439	11/05/21	1,607,371	1,613,108
10.21% Term Loan due 08/21/2026 (LIBOR + 5.500%)	$1,141,668	08/25/20	1,125,481	1,129,532
			2,732,852	2,742,640
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.66% First Lien Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$1,569,796	12/06/21	1,165,866	1,116,676
10.66% Incremental Term Loan due 12/06/2027 (LIBOR + 5.500%)	$1,721,922	12/28/21	1,698,165	1,644,435
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	163,764
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	1,800
			3,043,355	2,926,675
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.50% Term Loan due 02/01/2026 (LIBOR + 5.750%)	$2,351,090	02/10/21	2,324,575	2,311,121
11.17% Incremental Term Loan due 02/01/2027 (SOFR + 6.500%)	$1,049,001	11/14/22	1,025,222	1,026,102
			3,349,797	3,337,223

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Newforma
A leader in Project Information Management software for the construction industry.
11.40% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,864,689	03/31/23	$1,534,068	$1,534,042

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.91% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$1,539,640	10/01/21	1,516,535	1,523,581

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.56% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$1,949,350	12/20/21	1,651,262	1,656,099
10.56% Term Loan due 12/20/2028 (LIBOR + 5.750%)	$225,607	04/29/22	221,710	222,482
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	45,137
			1,915,156	1,923,718
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.84% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,336,231	03/31/22	1,245,137	1,250,044

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
9.88% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$3,438,969	12/30/20	3,374,506	3,346,117

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
8.96% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$3,260,213	12/23/19	3,230,459	3,181,968

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023 (D)	$3,859,494	02/17/17	3,602,682	3,844,056
Common Stock Class B (B)	772,121 shs.	*	772,121	718,073
* 01/29/16 and 02/17/17.			4,374,803	4,562,129

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.86% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$1,494,007	03/06/19	1,484,397	1,378,969

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
14.75% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$3,672,727	12/20/21	$3,595,320	$3,593,763
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	22,076
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	7,457
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	2,132
			3,595,320	3,625,428
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.59% Term Loan due 11/17/2024 (LIBOR + 6.750%)	$3,809,184	11/14/17	3,786,959	3,698,717
11.59% Term Loan due 08/31/2026 (LIBOR + 6.750%)	$768,600	09/29/20	753,058	746,311
			4,540,017	4,445,028
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.84% First Lien Term Loan due 12/03/2027 (LIBOR + 4.750%) (G)	$1,898,177	12/03/21	1,650,506	1,652,243
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	373,139
			1,946,849	2,025,382
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,170,983	07/31/14	2,159,212	766,357
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	766,357

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.16% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$2,946,650.00	11/15/21	2,592,485	2,587,451

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	$—	$183,715
Common Stock (B)	346,824 shs.	07/21/20	—	577,462
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	11,655
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	1,146
			436,067	773,978
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.80% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$1,705,484	03/15/22	1,432,175	1,450,090
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	60,065
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	150,968
			1,625,723	1,661,123
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.40% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$487,038	11/01/22	325,302	326,324
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	13,275
			338,602	339,599
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.25% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,751,997	08/12/20	2,721,123	2,751,997
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	36,066
			2,765,926	2,788,063
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
9.63% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$3,190,264	12/09/20	3,136,760	3,143,237

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	595,745 uts.	11/13/17	374,731	1,665,107

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.37% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$1,917,476	11/15/21	1,880,998	1,681,626
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	26,053
			1,959,945	1,707,679

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.31% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	$3,446,841	$3,461,500
12.31% Incremental Second Lien Term Loan due 04/28/2029	$1,120,000	11/15/21	1,101,733	1,107,680
			4,548,574	4,569,180
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
13.41% Second Lien Term Loan due 10/11/2026	$3,500,000	10/11/18	3,453,681	3,500,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.11% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,497,424	12/30/22	1,107,492	1,109,602

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.49% Term Loan due 06/22/2024	$4,964,037	07/30/18	4,937,359	4,805,188

ROI Solutions
Call center outsourcing and end user engagement services provider.
10.16% Term Loan due 07/31/2024	$2,445,270	07/31/18	2,434,383	2,445,270

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.35% Term Loan due 10/23/2025 (LIBOR + 5.500%)	$4,766,797	*	4,707,437	4,713,468
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.16% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$2,518,263	01/08/19	2,510,125	2,457,825

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.21% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$3,370,004	12/15/20	3,323,124	3,332,092
Common Stock (B)	59 shs.	12/16/20	59,372	78,413
			3,382,496	3,410,505

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Sandvine Corporation
A provider of active network intelligence solutions.
12.83% Second Lien Term Loan due 11/02/2026	$3,500,000	11/01/18	$3,460,742	$3,472,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.41% First Lien Term Loan due 07/30/2025	$3,683,654	07/27/18	3,656,070	3,370,543

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
11.65% Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$1,500,000	03/27/23	1,211,971	1,211,822

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.50% Term Loan due 12/15/2027 (LIBOR + 5.500%) (G)	$3,475,528	12/16/21	2,366,303	2,383,133

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
9.60% Term Loan due 12/30/2026 (LIBOR + 4.750%) (G)	$3,430,383	12/30/20	3,173,123	3,176,556

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.45% Second Lien Term Loan due 11/10/2028	$3,500,000	03/02/21	3,428,040	3,395,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
10.59% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$3,463,971	11/03/21	2,793,235	2,763,189

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	21,347,134

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
8.60% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$2,729,601	12/23/19	2,704,156	2,679,710
11.31% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$754,429	12/28/22	740,315	740,640
			3,444,471	3,420,350

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
12.67% Term Loan due 07/30/2028 (LIBOR + 0.000%)	$3,940,423	07/29/21	$3,888,422	$3,822,210
Common Stock (B)	2,720 shs.	07/30/21	85,374	104,149
			3,973,796	3,926,359
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.06% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$3,476,814	12/02/21	2,386,315	2,336,153

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	887,039
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	148,110
			377,922	1,035,149
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.33% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$1,876,724	07/02/21	1,723,937	1,735,644
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	181,144
			1,873,269	1,916,788
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$4,129,580	*	4,094,283	4,129,580
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	172,003
Common Stock (B)	139 shs.	**	213,007	670,168
* 07/31/15 and 12/21/20.			4,451,701	4,971,751
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
10.59% Term Loan due 10/14/2028 (LIBOR + 5.750%) (G)	$1,978,833	10/28/21	1,509,204	1,427,842

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
12.75% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$995,218	03/31/22	945,292	949,017

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.16% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$4,072,916	12/20/21	3,397,739	3,412,970

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,861,998	04/29/22	$1,831,624	$1,834,068
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	1,613,051
			3,502,650	3,447,119
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.68% Holdco PIK Note due 10/21/2028	$2,397,074	10/28/21	2,359,909	2,371,905
9.09% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$1,163,912	12/21/21	200,113	204,199
			2,560,022	2,576,104
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.59% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$3,416,022	*	3,370,459	3,367,867
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
11.44% Second Lien Term Loan 03/31/2030 (SOFR + 7.500%)	$948,718	04/01/22	932,115	936,068
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	72,051
			983,397	1,008,119
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	25,017

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
9.34% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$1,623,627	02/13/20	1,613,019	1,623,627

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.91% Unitranche Term Loan due 02/19/2026 (LIBOR + 4.750%)	$3,436,017	02/25/21	3,396,854	3,394,427

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
0.00% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$2,444,733	01/23/15	2,189,744	2,444,733

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.14% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$4,419,735	*	$4,368,834	$4,353,439
11.14% First Lien Term Loan due 04/28/2029 (LIBOR + 6.250%)	$508,770	11/15/21	500,922	501,139
* 12/13/2019 and 11/15/2021.			4,869,756	4,854,578

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
9.68% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$4,563,585	09/28/18	4,554,655	4,519,069
9.55% Term Loan due 09/30/2023 (LIBOR + 4.750%)	$368,090	10/27/21	366,397	364,499
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	232,439
			5,045,734	5,116,007
Turnberry Solutions, Inc.
A provider of technology consulting services.
10.57% Term Loan due 07/30/2026 (LIBOR + 6.000%)	$3,338,651	07/29/21	3,294,185	3,295,929

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.66% Term Loan due 11/12/2024 (LIBOR + 5.900%)	$4,280,428	*	4,256,587	4,134,894
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
10.50% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$4,566,667	12/14/20	4,510,224	4,487,934

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.46% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$3,350,694	06/01/21	3,301,214	3,250,174
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	72,322
			3,339,581	3,322,496
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.91% First Lien Term Loan due 05/22/2024 (LIBOR + 6.100%)	$4,759,203	05/17/18	4,741,096	4,621,186

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	180,291

Whitcraft Holdings, Inc.
See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.08%: (C)

A leading supplier of highly engineered components for commercial and military aircraft engines.
11.88% First Lien Term Loan 02/15/2029 (SOFR + 7.000%) (G)	$1,941,788	02/15/23	$1,614,216	$1,612,620
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	84,116
			1,698,332	1,696,736
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	524,517

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
10.81% Term Loan due 11/30/2027 (LIBOR + 5.900%) (G)	$2,482,474	12/01/21	2,360,747	2,148,649
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	181,174
			2,664,126	2,329,823
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.59% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$2,478,188	01/09/20	2,449,470	2,455,471
10.09% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$589,111	09/21/20	579,845	581,010
			3,029,315	3,036,481
Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.82% Term Loan due 10/03/2029 (SOFR + 6.000%) (G)	$1,992,795	10/03/22	1,500,825	1,503,982

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.89% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$2,076,384	02/09/22	1,682,757	1,690,715
Limited Liability Company Unit (B) (F)	65uts.	02/09/22	65,036	84,413
			1,747,793	1,775,128

Total Private Placement Investments (E)			$334,943,769	$348,511,527
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Restricted Securities - 105.85%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.77%: (H)

Bonds - 3.77%
American Airlines Inc.	11.750	07/15/2025	$1,000,000	$994,845	$1,094,040
AOC, LLC	6.625	10/15/2029	140,000	123,545	117,722
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	957,395	925,033
Coronado Finance Pty Ltd.	10.750	05/15/2026	437,000	431,381	456,256
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	713,115
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,051,592	632,981
CVR Energy Inc.	5.750	02/15/2028	1,000,000	933,262	917,640
Frontier Communications	8.750	05/15/2030	387,000	387,000	385,456
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	993,285	969,261
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	961,846	955,000
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,098,270	1,122,000
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	848,332
Terrier Media Buyer, Inc.	8.875	12/15/2027	1,020,000	988,194	771,120
The Manitowoc Company, Inc.	9.000	04/01/2026	1,000,000	988,711	1,001,610
Trident TPI Holdings Inc.	9.250	08/01/2024	1,000,000	989,869	989,900
Verscend Holding Corp.	9.750	08/15/2026	965,000	1,001,743	965,000
Total Bonds				13,540,938	12,864,466

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$13,540,938	$12,864,466

Total Corporate Restricted Securities				$348,484,707	$361,375,993

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Corporate Public Securities - 2.43%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.97%
Almonde, Inc.	7.250	8.489	06/13/25	$940,734	$945,940	$751,731
Alpine US Bidco LLC	9.000	11.685	04/28/29	1,270,956	1,241,796	1,169,279
Edelman Financial Services	6.750	9.865	06/08/26	258,914	258,378	241,567
Front Line Power Construction LLC	12.500	15.450	11/01/28	491,680	450,129	543,159
Kenan Advantage Group Inc.	7.250	10.365	08/17/27	1,228,634	1,201,877	1,133,415
Magenta Buyer LLC	8.250	11.370	05/03/29	1,006,667	998,055	744,933
STS Operating, Inc.	8.000	11.115	04/25/26	1,000,000	1,010,000	930,000
Syncsort Incorporated	7.250	10.033	04/23/29	444,444	441,827	350,187
Wastequip, LLC	7.750	10.865	02/27/26	1,000,000	992,560	861,250
Total Bank Loans					7,540,562	6,725,521

Bonds - 0.46%
Genesis Energy, L.P.		6.500	10/01/25	675,000	656,478	653,837
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,003,315	917,700
Total Bonds					1,659,793	1,571,537

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	592
Orbital Energy Group Inc.				21,600 shs	41,649	13,131
Total Common Stock					41,649	13,723

Total Corporate Public Securities					$9,242,004	$8,310,781

Total Investments		108.28%			$357,726,711	$369,686,774
Other Assets		4.08				13,943,902
Liabilities		(12.36)				(42,214,102)
Total Net Assets		100.00%				$341,416,574
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2023, the value of these securities amounted to $348,511,527 or 102.08% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2023, total unfunded commitments amounted to $18,407,072 and had unrealized depreciation of $(53,201) or (0.02)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.97%
Accurus Aerospace	$901,629
Applied Aerospace Structures Corp.	422,573
Bridger Aerospace	1,083,999
Compass Precision	3,741,144
CTS Engines	2,730,697
Narda-MITEQ (JFL-Narda Partners, LLC)	2,926,675
Sunvair Aerospace Group Inc.	4,971,751
Trident Maritime Systems	3,394,427
Trident TPI Holdings Inc.	989,900
Triumph Group, Inc.	917,700
Whitcraft Holdings, Inc.	1,696,736
23,777,231
AIRLINES - 1.45%
Aero Accessories	405,646
American Airlines Inc.	1,094,040
Echo Logistics	3,455,936
4,955,622
AUTOMOTIVE - 4.89%
Aurora Parts & Accessories LLC	957,212
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	976,572
EFC International	2,442,308
English Color & Supply LLC	4,554,868
JF Petroleum Group	1,327,262
Omega Holdings	1,250,044
Randy's Worldwide	339,599
Truck-Lite	4,854,578
16,702,443
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.74%
The Caprock Group	2,576,104
The Hilb Group, LLC	3,367,867
5,943,971
BUILDING MATERIALS - 1.17%
Decks Direct, LLC	2,527,643
New Enterprise Stone & Lime Co Inc.	955,000
Wolf-Gordon, Inc.	524,517
4,007,160
CABLE & SATELLITE - 0.19%
CSC Holdings LLC	632,981

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 0.89%
Kano Laboratories LLC	$2,252,341
Polytex Holdings LLC	766,357
3,018,698
CONSTRUCTION MACHINERY - 0.00%
Orbital Energy Group Inc.	13,131

CONSUMER CYCLICAL SERVICES - 5.01%
CJS Global	1,455,364
LYNX Franchising	4,860,091
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,157,106
Mobile Pro Systems	1,981,549
PPC Event Services	773,978
Prime Security Services, LLC	1,122,000
ROI Solutions	2,445,270
Turnberry Solutions, Inc.	3,295,929
17,091,287
CONSUMER PRODUCTS - 3.42%
AMS Holding LLC	507,649
Blue Wave Products, Inc.	48,689
Elite Sportswear Holding, LLC	395,495
gloProfessional Holdings, Inc.	2,069,557
Handi Quilter Holding Company (Premier Needle Arts)	239,249
HHI Group, LLC	499,111
Jones Fish	2,759,371
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Renovation Brands (Renovation Parent Holdings, LLC)	1,707,679
Terrybear	3,447,119
11,673,919
DIVERSIFIED MANUFACTURING - 8.62%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	117,722
F G I Equity LLC	3,993,752
HTI Technology & Industries Inc (Trident Motion Technologies)	1,596,777
MNS Engineers, Inc.	2,123,044
Reelcraft Industries, Inc.	1,665,107
Resonetics, LLC	4,569,180
Safety Products Holdings, Inc.	3,410,505
Standard Elevator Systems	2,336,153
Strahman Holdings Inc.	1,035,149
Tank Holding	949,017
The Manitowoc Company, Inc.	1,001,610
See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

Therma-Stor Holdings LLC	$25,017
Trystar, Inc.	5,116,007
Worldwide Electric Corporation	1,503,982
29,443,022
ELECTRIC - 1.63%
Dwyer Instruments, Inc.	3,129,887
Electric Power Systems International, Inc.	2,448,269
5,578,156
ENVIRONMENTAL - 1.40%
ENTACT Environmental Services, Inc.	2,035,801
Marshall Excelsior Co.	1,229,923
Northstar Recycling	1,523,581
4,789,305
FINANCIAL COMPANIES - 0.76%
Portfolio Group	2,587,451

FINANCIAL OTHER - 0.82%
Cogency Global	1,954,457
Edelman Financial Services	241,567
Fortis Payments, LLC	606,931
2,802,955
FOOD & BEVERAGE - 4.04%
Alpine US Bidco LLC	1,169,279
Del Real LLC	411,558
PANOS Brands LLC	4,562,129
Sara Lee Frozen Foods	3,370,543
Westminster Acquisition LLC	180,291
Woodland Foods, Inc.	2,329,823
Ziyad	1,775,128
13,798,751
GAMING - 0.25%
Scientific Games Holdings LP	848,332

Industry Classification:	Fair Value/ Market Value

HEALTHCARE - 6.98%
Cadence, Inc.	$2,075,699
Ellkay	1,435,873
GD Dental Services LLC	346,215
Heartland Veterinary Partners	3,848,010
Home Care Assistance, LLC	1,603,084
Illumifin	648,679
Navia Benefit Solutions, Inc.	3,337,223
Office Ally (OA TOPCO, LP)	1,923,718
RedSail Technologies	3,143,237
TherOX, Inc.	—
UroGPO, LLC	4,487,934
Verscend Holding Corp.	965,000
23,814,672
INDEPENDENT - 0.28%
Neptune Energy Bondco PLC	969,261

INDUSTRIAL OTHER - 13.08%
ASPEQ Holdings	2,321,924
Cleaver-Brooks, Inc.	1,343,049
Concept Machine Tool Sales, LLC	1,188,985
E.S.P. Associates, P.A.	499,204
Front Line Power Construction LLC	543,159
IM Analytics Holdings, LLC	893,826
Kings III	753,969
Media Recovery, Inc.	1,003,755
PB Holdings LLC	1,378,969
Polara	2,025,382
SBP Holding LP	1,211,822
Specified Air Solutions (dba Madison Indoor Air Solutions)	21,347,134
Stratus Unlimited	1,916,788
STS Operating, Inc.	930,000
Tencarva Machinery Company	3,412,970
Wastequip, LLC	861,250
World 50, Inc.	3,036,481
44,668,667
LOCAL AUTHORITY - 0.87%
LeadsOnline	2,981,823

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 4.29%
Advantage Software	$150,592
ASC Communications, LLC (Becker's Healthcare)	866,574
BrightSign	3,231,369
Cadent, LLC	2,459,264
DistroKid	3,407,654
HOP Entertainment LLC	—
Music Reports, Inc.	2,742,640
Terrier Media Buyer, Inc.	771,120
The Octave Music Group, Inc. (fka TouchTunes)	1,008,119
14,637,332
METALS & MINING - 0.13%
Coronado Finance Pty Ltd.	456,256

MIDSTREAM - 0.20%
Genesis Energy, L.P.	653,837

PACKAGING - 1.26%
ASC Holdings, Inc.	1,607,555
Brown Machine LLC	1,683,308
Chase Packaging Corporation	592
Five Star Holding, LLC	1,006,010
4,297,465
PROPERTY AND CASUALTY - 1.06%
Pearl Holding Group	3,625,428

REFINING - 1.03%
CVR Energy Inc.	917,640
MES Partners, Inc.	167,127
Tristar Global Energy Solutions, Inc.	2,444,733
3,529,500
TECHNOLOGY - 26.50%
1WorldSync, Inc.	4,874,316
Almonde, Inc.	751,731
Amtech Software	1,056,269
Audio Precision	3,565,730
Best Lawyers (Azalea Investment Holdings, LLC)	2,847,284
CAi Software	4,324,671
Cash Flow Management	1,842,252
CloudWave	3,468,666
Command Alkon	4,140,484
Comply365	1,338,273
DataServ	393,395

Industry Classification:	Fair Value/ Market Value

EFI Productivity Software	$1,807,738
Follett School Solutions	3,426,755
GraphPad Software, Inc.	4,975,432
i-Sight	851,272
Magenta Buyer LLC	744,933
Newforma	1,534,042
Options Technology Ltd	3,181,968
ProfitOptics	1,661,123
Recovery Point Systems, Inc.	2,788,063
REVSpring, Inc.	3,500,000
RPX Corp	4,713,468
Ruffalo Noel Levitz	2,457,825
Sandvine Corporation	3,472,000
Scaled Agile, Inc.	2,383,133
Smart Bear	3,395,000
Smartling, Inc.	2,763,189
Springbrook Software	3,420,350
Stackline	3,926,359
Syncsort Incorporated	350,187
Syntax Systems Ltd.	1,427,842
Transit Technologies LLC	1,623,627
U.S. Legal Support, Inc.	4,134,894
VitalSource	3,322,496
90,464,767
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.11%
Frontier Communications	385,456

TRANSPORTATION SERVICES - 9.24%
AIT Worldwide Logistics, Inc.	3,462,465
Carriage Purchaser Inc.	925,033
eShipping	2,088,941
FragilePAK	2,424,364
Kenan Advantage Group Inc.	1,133,415
Omni Logistics, LLC	3,346,117
Pegasus Transtech Corporation	4,445,028
RoadOne IntermodaLogistics	1,109,602
Rock-it Cargo	4,805,188
SEKO Worldwide, LLC	3,176,556
VP Holding Company	4,621,186
31,537,895
Total Investments - 108.28%
(Cost - $357,726,711)	$369,686,774

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have designated Barings as valuation designee to determine the fair value of the investments held by the Trust for which market quotations are not readily available. Barings has established a Pricing Committee which is responsible for setting the guidelines used in determining such fair values and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The consolidated financial statements include private placement restricted securities valued at $348,511,527 (102.08% of net assets) as of March 31, 2023, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2023, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
 Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2023.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2023 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$28,408,054	$—	$12,864,466	$15,543,588
Bank Loans	284,525,231	—	—	284,525,231
Common Stock - U.S.	4,228,073	—	—	4,228,073
Preferred Stock	4,495,495	—	—	4,495,495
Partnerships and LLCs	39,719,140	—	—	39,719,140
Public Securities
Bank Loans	6,725,521	—	5,252,362	1,473,159
Corporate Bonds	1,571,537	—	1,571,537	—
Common Stock	13,723	13,723	—	—
Total	$369,686,774	$13,723	$19,688,365	$349,984,686
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2023.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$270,511,753	Income Approach	Implied Spread	9.0% - 17.2%	11.7%
Corporate Bonds	$14,777,231	Income Approach	Implied Spread	12.9% - 24.5%	15.3%
	$766,357	Market Approach	Revenue Multiple	0.3x	0.3x
Equity Securities**	$43,493,768	Enterprise Value Waterfall Approach	Valuation Multiple	4.3x - 42.5x	12.0x
	$3,993,752	Market Approach	Revenue/EBITDA Multiple Blend	3.5x	3.5x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $16,441,825 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2022	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 03/31/2023
Restricted Securities
Corporate Bonds	$18,250,464	$42,852	$1,393,746	$(84,656)	$(4,058,818)	$—	$—	$15,543,588
Bank Loans	280,142,336	440,712	10,379,365	(134,826)	(6,302,356)	—	—	284,525,231
Common Stock - U.S.	3,630,330	642,572	—	(44,829)	—	—	—	4,228,073
Preferred Stock	3,907,169	594,288	—	(5,962)	—	—	—	4,495,495
Partnerships and LLCs	39,264,780	(506,281)	960,641	—	—	—	—	39,719,140
Public Securities
Bank Loans	547,929	(15,396)	—	(11,874)	—	952,500	—	1,473,159
Common Stock	76,474	(76,474)	—	—	—	—	—	—
	$345,819,482	$1,122,273	$12,733,752	$(282,147)	$(10,361,174)	$952,500	$—	$349,984,686
* For the three months ended March 31, 2023, transfers into Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase /(Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
OID Amortization	$278,470	$—
Net realized loss on investments before taxes	(244,937)	—
Net change in unrealized appreciation of investments before taxes	1,088,740	916,937.00
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2023, the fair value of the Trust’s non-accrual assets was $7,055,146, or 1.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $11,242,883, or 3.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2023, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2023, the CI Subsidiary Trust has incurred income tax benefit of $11,079.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2023, the CI Subsidiary Trust has a deferred tax liability of $848,145.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2023 the Trust incurred total interest expense on the Note of $264,750.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $15,000,000, the unused amount shall be deemed to be in an amount equal to $15,000,000. As of March 31, 2023 the Trust had $10,000,000 of outstanding borrowings on the revolving credit facility.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2023
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$12,073,947	$12,793,190
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

At March 31, 2023, the Trust had the following unfunded commitments:
Delayed Draw Term Loans:

Investment	Unfunded Amount	Unfunded Value
Amtech Software	$727,273	$730,709
Best Lawyers	448,718	450,702
Dwyer Instruments, Inc.	301,532	302,144
Electric Power Systems International Inc	104,298	106,049
eShipping	594,564	604,866
Fortis Payments, LLC	370,000	369,214
FragilePAK	1,093,750	1,114,572
Heartland Veterinary Partners	93,333	95,541
HTI Technology & Industries Inc	204,545	200,770
Kano Laboratories LLC	1,150,989	1,153,551
Kings III	138,781	139,060
Portfolio Group	315,000	314,307
Randy's Worldwide	110,311	110,543
RoadOne IntermodaLogistics	181,970	182,340
SBP Holdings	146,947	146,930
Scaled Agile, Inc	582,664	585,534
SEKO Worldwide, LLC	202,562	203,069
Smartling, Inc.	411,765	408,193
Standard Elevator Systems	927,203	906,063
Stratus Unlimited	124,502	129,027
Syntax Systems Ltd	386,615	370,751
The Caprock Group	731,294	734,396
Worldwide Electric Corporation	310,559	309,919
	$9,659,175	$9,668,250

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$48,785	$45,191
Aero Accessories	83,333	83,627
Amtech Software	181,818	182,677
Applied Aerospace Structures Corp.	64,516	64,513
ASC Communications, LLC	45,328	45,397
Best Lawyers	224,359	225,351
CAi Software	471,493	464,085
Cash Flow Management	104,478	102,360
CJS Global	484,848	484,769
Cleaver-Brooks, Inc.	138,394	138,717
Cogency Global	165,304	163,430
Comply365	109,756	110,111
DataServ	96,154	96,271
Decks Direct, LLC	763,636	766,210
EFI Productivity Software	146,023	146,631
eShipping	346,829	352,145
HTI Technology & Industries Inc	136,364	133,847
Jones Fish	329,114	322,122
Kings III	89,328	89,549
LeadsOnline - Weatherby Parent Holdings LLC	455,531	457,066
Magnolia Wash Holdings	19,238	17,640
Marshall Excelsior Co.	5,494	5,814
Narda-MITEQ	382,479	369,182
Newforma	274,707	274,703
Office Ally	266,249	266,909
Omega Holdings	68,371	69,596
Polara	218,094	218,293
ProfitOptics	245,161	249,213
Randy's Worldwide	37,821	37,918
RoadOne IntermodaLogistics	160,143	160,436
SBP Holdings	88,730	88,720
Scaled Agile, Inc	470,149	472,175
Smartling, Inc.	205,882	204,097
Standard Elevator Systems	109,153	104,873
Syntax Systems Ltd	67,413	58,950
Tank Holding Corp	31,273	31,436
Tencarva Machinery Company	619,093	621,408
The Caprock Group	215,035	215,524
Whitcraft LLC	251,497	251,290
Woodland Foods, Inc.	83,095	48,156
Worldwide Electric Corporation	136,646	137,057
Ziyad	359,984	361,363
	$8,801,098	$8,738,822
Total Unfunded Commitments	$18,460,273	$18,407,072
As of March 31, 2023, unfunded commitments had unrealized depreciation of $(53,201) or (0.02)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2023
	Amount	Per Share
Investment income	$10,543,447
Net investment income (net of taxes)	8,649,221	$0.43
Net realized and unrealized gain on investments (net of taxes)	1,128,654	0.06

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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